UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09261

Foxby Corp.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
  (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-480-6432
Date of fiscal year end: 12/31

Date of reporting period: 1/1/12 - 12/31/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Shareholders.

ANNUAL REPORT

FOXBY CORP.

2012

DECEMBER 31

11 Hanover Square • New York, NY 10005

WWW.FOXBYCORP.COM

PORTFOLIO ALLOCATIONS
December 31, 2012

TOP TEN		December 31, 2012
HOLDINGS
1	Apple Inc.
2	The Home Depot, Inc.
3	Franklin Resources, Inc.
4	Amazon.com, Inc.
5	Google Inc.
6	Berkshire Hathaway, Inc. Class B
7	The Procter & Gamble Company
8	McDonald’s Corp.
9	Wal-Mart Stores, Inc.
10	SSgA Money Market Fund

Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

TOP TEN	December 31, 2012
INDUSTRIES
1	Electronic Computers
2	Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
3	Retail-Lumber & Other Building Materials Dealers
4	Investment Advice
5	Retail-Catalog & Mail Order Houses
6	Information Retrieval Services
7	Fire, Marine & Casualty Insurance
8	Petroleum Refining
9	Retail-Eating Places
10	Money Market Fund

TO OUR SHAREHOLDERS
December 31, 2012

Dear Fellow Shareholders:

It is a pleasure to submit this Foxby Corp. 2012 Annual Report for shareholders and to welcome our new Foxby Corp. shareholders who find the Fund’s flexible total return investment approach attractive. As a closed end fund seeking total return, the Fund uses a flexible strategy in the selection of securities and is not limited by the issuer’s location, industry, or market capitalization. The Fund may invest in equity and fixed income securities of both new and seasoned U.S. and foreign issuers, including securities convertible into common stock and debt securities, closed end funds, and mutual funds. The Fund may invest defensively in high grade money market instruments. A potential benefit of its closed end structure, the Fund may invest without limit in illiquid investments such as private placements and private companies. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short, employing futures and options, derivatives, and borrowing money for investment purposes, an approach known as “leverage.”

Economic Report and Outlook

The Federal Open Market Committee has interpreted 2012 U.S. economic data to suggest that economic activity and employment generally continued to expand at a moderate pace. Positive from the consumer perspective, generally over the course of the year the unemployment rate declined and the housing sector has shown further signs of improvement.  Likewise, in 2012 the Dow Jones Industrial Average posted its fourth straight year of gains, up 7.3% for 2012 and up over 100% from its low in 2009. Generally, consumer sentiment appears buoyant, and some surveys are suggesting that confidence is at its highest levels since the recession began. Reflecting this trend, consumer spending growth has exceeded disposable income growth over recent periods, and the saving rate has fallen. Showing more uncertainty, growth in business fixed investment has recently slowed. At the same time over the period, U.S. inflation has been muted.

The global economy disappointed in 2012. The Euro-zone recession has persisted longer and the pace of Chinese growth has remained subdued longer than expected.  The World Bank estimates global GDP grew 2.3% in 2012, and currently expects growth to remain broadly unchanged at 2.4% in 2013, before gradually strengthening to 3.1% in 2014 and 3.3% in 2015. In a previous forecast, the World Bank forecasted global growth to remain strong from 2011 through 2013, strengthening from 3.2% in 2011 to a
3.6% pace in each of 2012 and 2013.

Our current outlook is for a gradual improvement in broad global economic data, and rising investor sentiment.  Concerns over Euro area financial stress, China’s growth slowdown, and the U.S. fiscal cliff seem to have diminished.  In this environment, equity valuations and yields appear attractive, although with larger investor interest in bonds this would be a contrarian view. More particularly, we would favor higher quality, global or international U.S. equities. Nevertheless, we remain somewhat cautious due to a potentially negative market shock from disappointing news arising from the unresolved U.S. fiscal situation, including the debt ceiling controversy, potentially peaking corporate profits, a European sovereign default, or a sharply decelerating Chinese economy.

Total Return Strategy

In view of these diverging economic conditions, the Fund’s strategy in 2012 was to maintain its focus on large, quality companies, although in less concentrated, individual positions. At June 30, 2012, the Fund’s top ten holdings comprised approximately 75% of total assets. At December 31, 2012, the Fund’s top ten holdings comprised approximately 62% of total assets. Currently, the Fund’s holdings include some of the largest and best known U.S. companies in the technology, investment management, insurance, and retail industries. As the Fund pursues its total return objective through its flexible investment approach, these holdings and allocations are subject to substantial change at any time.

The Fund’s strategy resulted in a net asset value total return for the year of 17.53% with a market return for the Fund’s shares of 17.70%, as the market price discount to net asset value slightly diminished over the period, as compared to a 16.00% total return for the Standard & Poor’s 500 index. Our current view of financial conditions continues to suggest that the Fund may benefit during 2013 from its flexible portfolio approach, investing opportunistically in a variety of markets, and employing aggressive and speculative investment techniques as deemed appropriate.

Investment Management Changes

We are pleased to announce that, at the Fund’s Special Meeting of Shareholders adjourned to October 9, 2012, shareholders voted to approve a new investment management agreement (“New Management Agreement”) between the Fund and Midas Management Corporation (“Midas Management”). Under the New Management Agreement, Midas Management provides the same services to the Fund that CEF Advisers, Inc. (“CEF Advisers”) did under the prior investment management agreement with the Fund. The change from CEF Advisers to Midas Management is for corporate administrative reasons only. Both Midas Management and CEF Advisers are wholly owned subsidiaries of Winmill & Co. Incorporated. The Investment Policy Committee of Midas Management has assumed portfolio management of the Fund. The Committee is currently comprised of Thomas B. Winmill as Chairman, Mark C. Winmill as Chief Investment Strategist, John F. Ramirez as Director of Fixed Income, and Heidi Keating as Vice President-Trading.

TO OUR SHAREHOLDERS
December 31, 2012

As described in the Fund’s proxy statement dated August 22, 2012, the New Management Agreement reflects two material changes to the prior management agreement: (i) a fee rate increase and (ii) a modification of the fee calculation methodology so that the management fee is calculated based on “managed assets” rather than net assets. Under the New Management Agreement, the management fee rate has increased to an annual rate, payable monthly, of 0.95% of the Fund’s “managed assets.” “Managed assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock. Managed assets include all Fund assets attributable to borrowing. The New Management Agreement also clarifies that the Fund is responsible for the cost of certain reports and statistical data requested or approved by the Board of Directors of the Fund and modifies the procedures for the payment of certain Fund expenses. We thank you for investing in the Fund and share your enthusiasm for the Fund, as evidenced by the fact that affiliates of Midas Management own approximately 24% of the Fund’s shares. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B.Winmill
Chairman, Investment Policy Committee

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2012
Financial Statements

	Common Stocks (96.40%)
Shares		Cost	Value
	Electronic Computers (10.77%)
1,100	Apple Inc.	$241,975	$586,333

	Fire, Marine & Casualty Insurance (5.77%)
3,500	Berkshire Hathaway, Inc. - Class B (a)	296,368	313,950

	Information Retrieval Services (6.52%)
500	Google, Inc. (a)	231,910	354,685

	Investment Advice (6.93%)
3,000	Franklin Resources Inc.	303,381	377,100

	National Commercial Banks (3.77%)
6,000	Wells Fargo & Company	163,265	205,080

	Operative Builders (2.97%)
5,000	Toll Brothers, Inc. (a)	116,697	161,650

	Petroleum Refining (5.77%)
900	Chevron Corp.	90,629	97,326
2,500	Exxon Mobil Corp.	171,549	216,375
		262,178	313,701
	Pharmaceutical Preparations (3.47%)
4,000	AstraZeneca PLC	188,030	189,080

	Retail-Catalog & Mail Order Houses (6.92%)
1,500	Amazon.com, Inc. (a)	127,830	376,710

	Retail Consulting and Investment (0%)
72,728	Amerivon Holdings LLC (a) (b)	0	0

	Retail-Eating Places (4.86%)
3,000	McDonald's Corp.	167,748	264,630

	Retail-Lumber & Other Building Materials Dealers (7.96%)
7,000	The Home Depot, Inc.	191,873	432,950

	Retail-Variety Stores (4.76%)
3,800	Wal-Mart Stores, Inc.	196,260	259,274

	Services - Business Services (2.81%)
2,300	Accenture plc	138,155	152,950

	Services-Prepackaged Software (2.95%)
6,000	Microsoft Corp.	141,020	160,380

	Soap, Detergents, Cleaning Preparations, Perfumes,
	Cosmetics (10.03%)
2,300	Church & Dwight Co., Inc.	132,957	123,211
2,100	Ecolab Inc.	135,298	150,990
4,000	The Procter & Gamble Company	234,390	271,560
		502,645	545,761
	Surgical & Medical Instruments & Apparatus (3.41%)
2,000	3M Company	185,130	185,700

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2012
Financial Statements

	Common Stocks (continued)
Shares		Cost	Value
	Trucking & Courier Services (4.06%)
3,000	United Parcel Service, Inc.	$221,388	$221,190
	Wholesale - Drugs, Proprietaries & Druggists' Sundries (2.67%)
1,500	McKesson Corp.	137,397	145,440

	Total common stocks	3,813,250	5,246,564

	PREFERRED STOCKS (1.50%)
	Retail Consulting and Investment (1.50%)
174,528	Amerivon Holdings LLC (b)	480,674	81,528

	MONEY MARKET FUND (4.44%)
241,630	SSgA Money Market Fund, 7 day annualized yield 0.01%	241,630	241,630

	Total investments (102.34%)	$4,535,554	5,569,722

	Liabilities in excess of other assets (-2.34%)		(127,511)

	Net assets (100.00%)		$5,442,211

(a)      Non-income producing.
(b)    Illiquid and/or restricted security that has been fair valued. As of December 31, 2012, the value of these securities was $81,528 or 1% of net assets.

STATEMENT OF ASSETS AND LIABILITIES
Financial Statements

December 31, 2012
Assets
Investments, at value (cost: $4,535,554)	$5,569,722
Dividends receivable	302
Other assets	1,337

Total assets	5,571,361
Liabilities
Payables
Accrued expenses	123,656
Investment management	4,345
Administrative services	1,149

Total liabilities	129,150
Net Assets	$5,442,211

Net Asset Value Per Share
(applicable to 2,610,050 shares issued and outstanding)	$2.09

Net Assets Consist of
Paid in capital	$7,896,673
Accumulated net realized loss on investments	(3,488,630)
Net unrealized appreciation on investments	1,034,168
$5,442,211

See notes to financial statements.

STATEMENT OF OPERATIONS
Financial Statements

Year Ended December 31, 2012
Investment Income
Dividends	$140,376
Income from securities loaned	558

Total investment income	140,934

Expenses
Shareholder communications	100,795
Legal	49,083
Investment management	32,313
Bookkeeping and pricing	23,010
Auditing	18,300
Administrative services	6,588
Directors	5,588
Transfer agent	3,660
Custody	1,934
Other	1,710
Insurance	1,510

Total expenses	244,491

Net investment loss	(103,557)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	(258,845)
Foreign currencies	21
Unrealized appreciation on investments	1,169,434

Net realized and unrealized gain	910,610

Net increase in net assets resulting from operations	$807,053

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011	Financial Statements

	2012	2011
Operations
Net investment income (loss)	$(103,557)	$15,598
Net realized loss	(258,824)	(220,369)
Unrealized appreciation	1,169,434	374,752

Net increase in net assets resulting
from operations	807,053	169,981

Distributions to Shareholders
Net investment income	(15,598)	-
Tax return of capital	(10,503)	-

Total distributions	(26,101)	-

Total change in net assets	780,952	169,981

Net Assets
Beginning of period	4,661,259	4,491,278

End of period	$5,442,211	$4,661,259

End of period net assets include
undistributed net investment income	$-	$15,598

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Foxby Corp., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company whose shares are quoted over the counter under the ticker symbol FXBY. The Fund’s non-fundamental investment objective is total return which it may seek from growth of capital and from income in any security type and in any industry sector. The Fund retains Midas Management Corporation as its Investment Manager.

The following is a summary of the Fund’s significant accounting policies: Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Certain of the securities in which the Fund may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services.  Open end investment companies are valued at their net asset value.  Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established or approved by the Fund’s Board of Directors, called fair value pricing.  Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Short Sales – The Fund may sell a security short it does not own in anticipation of a decline in the market value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale.  The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.  Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of a sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Derivatives – The Fund may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of its portfolio holdings or to generate potential gain. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. Derivative instruments are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules.  Shareholders in the Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses.  Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of the Acquired Funds are reflected in the Fund’s total returns.

Investment Transactions –Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

Investment Income – Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after the Fund is notified.  Interest income is recorded on the accrual basis.  Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by the Fund are charged to the Fund. Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the investment companies for which the Investment Manager or its affiliates serve as investment manager and an internally managed investment company with substantially similar officers and directors (collectively, the “Fund Complex”) or other entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement –Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the periods covered by this report.

Distributions to Shareholders – Distributions to shareholders, if any, are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2009-2011) or expected to be taken in the Fund’s 2012 tax returns.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Recent Accounting Standards Update – In December 2011, FASB issued ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities.” The amendments in ASU 2011-11 will require the Fund to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 requires retrospective application for all comparative periods presented. The Fund is evaluating ASU 2011-11 and the impact it may have on its financial statement disclosures.

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement effective October 9, 2012. Under the terms of the investment management agreement (“IMA”), the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock. Prior to October 9, 2012, pursuant to the terms of the prior investment management agreement (“Prior Agreement”) the Fund retained CEF Advisers, Inc. (“CEF”), an affiliate of the Investment Manager, as its investment manager. Under the terms of the Prior Agreement, CEF received a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of ½ of 1%.

Pursuant to the IMA and the Prior Agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2012, the Fund incurred total administrative costs of $6,588, comprised of $5,244 and $1,344 for compliance and accounting services, respectively.

Certain officers and directors of the Fund are officers and directors of the Investment Manager and CEF.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

3.  DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS The Fund paid a distribution in the amount of $26,101 for the year ended December 31, 2012 comprised of ordinary income and a tax return of capital of $15,598 and $10,503, respectively.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Capital loss carryover	$(3,495,202)
Unrealized appreciation	1,040,740
$(2,454,462)

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

Capital loss carryovers are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryovers actually available for the Fund to utilize under the IRC and related regulations.

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss. The Fund has a net capital loss carryover as of December 31, 2012 of $3,495,202, of which $370,446 of short term and $113,400 of long term losses may be carried forward indefinitely, and $211,845, $1,033,623, $964,048, and $801,840 expires in 2013, 2016, 2017, and 2018, respectively.

GAAP requires certain components of net assets to be classified differently for financial reporting than for tax reporting purposes. While these differences have no effect on net assets or net asset value per share, these differences may result in distribution reclassifications. Primarily due to differences in treatment of a return of capital dividend, on December 31, 2012 the Fund recorded the following financial reporting adjustments to the identified accounts to reflect those differences:

Accumulated Net Investment Income	Accumulated Net Realized Gains on Investments	Paid in Capital

$ 114,060	$ (21)	$ (114,039)

4.  VALUE MEASUREMENTS  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 –  unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 –  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 –  unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, for the security, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Equity securities traded on a national securities exchange or market are stated normally at the official closing price, last sale price or, if no sale has occurred, most recent last sale or the closing bid price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities –Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund's Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks
Electronic Computers	$586,333	$-	$-	$586,333
Fire, Marine & Casualty Insurance	313,950	-	-	313,950
Information Retrieval Services	354,685	-	-	354,685
Investment Advice	377,100	-	-	377,100
National Commercial Banks	205,080	-	-	205,080
Operative Builders	161,650	-	-	161,650
Petroleum Refining	313,701	-	-	313,701
Pharmaceutical Preparations	189,080	-	-	189,080
Retail - Catalog & Mail Order Houses	376,710	-	-	376,710
Retail Consulting and Investment	-	-	0	0
Retail - Eating Places	264,630	-	-	264,630
Retail - Lumber & Other Building Materials Dealers	432,950	-	-	432,950
Retail - Variety Stores	259,274	-	-	259,274
Services - Business Services	152,950	-	-	152,950
Services - Prepackaged Software	160,380	-	-	160,380
Soap, Detergents, Cleaning Preparations,
Perfumes, Cosmetics	545,761	-	-	545,761
Surgical & Medical Instruments & Apparatus	185,700	-	-	185,700
Trucking & Courier Services	221,190	-	-	221,190
Wholesale - Drugs, Proprietaries &
Druggists’ Sundries	145,440	-	-	145,440
Preferred stocks
Retail Consulting and Investment	-	-	81,528	81,528
Money Market Fund	241,630	-	-	241,630
Total investments, at value	$5,488,194	$-	$81,528	$5,569,722

There were no securities transferred from level 1 on December 31, 2011 to level 2 on December 31, 2012. Transfers from level 1 to level 2, or from level 2 to level 1 are valued utilizing values at the beginning of the period.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

The following is a reconciliation of level 3 investments for which significant unobservable inputs were used to determine fair value including securities valued at zero:

	Common Stocks	Preferred Stocks	Total
Balance at December 31, 2011	$0	$114,662	$114,662
Payment in-kind dividends	-	8,441	8,441
Change in unrealized depreciation	0	(41,575)	(41,575)
Balance at December 31, 2012	$0	$81,528	$81,528
Net change in unrealized depreciation attributable to
assets still held as level 3 at December 31, 2012	$0	$(41,575)	$(41,575)

There were no transfers into or out of level 3 assets during the period. Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The Investment Manager under the direction of the Fund’s Board of Directors considers various valuation approaches for valuing securities categorized within level 3 of the fair value hierarchy. The factors used in determining the value of the Fund’s private investments may include, but are not limited to: the discounts applied to the selection of comparable investments due to the private nature of the investment; the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company's or issuer's financial statements; or an evaluation of the forces that influence the issuer and the market in which the security is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value holdings is subsequently reported to the Fund’s Board of Directors.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized as level 3 as of December 31, 2012:

	Fair Value December 31, 2012	Valuation Technique	Unobservable Input	Amount
COMMON STOCKS
Retail - Consulting and	$0	Value of book equity per share	Discount rate due to lack of	100%
Investment			marketability
PREFERRED STOCKS
Retail - Consulting and	$81,528	Value of book equity per share	Discount rate due to lack of	83%
Investment			marketability

5. INVESTMENT TRANSACTIONS Purchases and proceeds from sales of investment securities, excluding short term securities, aggregated $769,272 and $902,388, respectively, for the year ended December 31, 2012. As of December 31, 2012, for federal income tax purposes, the aggregate cost of securities was $4,528,982 and net unrealized appreciation was $1,040,740, comprised of gross unrealized appreciation of $1,443,258 and gross unrealized depreciation of $402,518.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

6. ILLIQUID AND RESTRICTED SECURITIES The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restricted.  Such securities have been valued using fair value pricing.  Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material.  Illiquid and/or restricted securities owned at December 31, 2012 were as follows:

Security	Acquisition Date	Cost	Value
Amerivon Holdings LLC preferred shares	2007-2012	$480,674	$81,528
Amerivon Holdings LLC common equity units	2007-2012	0	0
		$480,674	$81,528
Percent of net assets		9%	1%

7. BORROWING AND SECURITIES LENDING Effective March 29, 2012, the Fund entered into a Committed Facility Agreement (the “CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) which allows the Fund to adjust its credit facility amount up to $2,500,000, and a Lending Agreement, as defined below. Borrowings under the CFA are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance.

The Lending Agreement provides that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the CFA. BNP may re-register the Lent Securities in its own name or in another name other than the Fund and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. BNP must remit payment to the Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Under the Lending Agreement, Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the CFA (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. As of December 31, 2012, there were no Lent Securities.

Prior to March 29, 2012, the Fund and the other Funds in the Fund Complex (the “Borrowers”) had a committed secured line of credit facility with a bank in aggregate of $30,000,000.  The borrowing of each Borrower was collateralized by the underlying investments of such Borrower, the bank made revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of 30% of the total net assets (as defined in the line of credit facility) of a Borrower, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility was 0.15% per annum and all loans under this facility were available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.10% per annum.

During the year ended December 31, 2012, the Fund did not borrow under the CFA or the credit facility.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

8. FOREIGN SECURITIES RISK Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities.  Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

9. CAPITAL STOCK As of December 31, 2012, there were 2,610,050 shares of $.01 par value common stock outstanding and 500,000,000 shares authorized. There were no transactions in capital stock during the years ended December 31, 2012 and 2011, respectively.  As of December 31, 2012, an affiliate of the Investment Manager owned approximately 24% of the Fund’s outstanding common stock.

10. SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as the Board of Directors shall determine.  During the years ended December 31, 2012 and 2011, respectively, the Fund did not repurchase any of its shares.

11. CONTINGENCIES The Fund indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

12. OTHER INFORMATION The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objective and policies of the Fund.

13. SUBSEQUENT EVENTS The Fund has evaluated subsequent events through the date the financial statements were issued and has determined that no subsequent events have occurred that require additional disclosure in the financial statements.

FINANCIAL HIGHLIGHTS	December 31, 2012
Financial Statements

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
(for a share outstanding throughout each period)
Net asset value, beginning of period	$1.79	$1.72	$1.65	$1.26	$3.43
Income from investment operations:
Net investment income (loss) (1)	(0.04)	0.01	(0.01)	- (2)	(0.04)
Net realized and unrealized gain (loss) on investments	$0.35	0.06	0.08	0.39	(2.13)
Total from investment operations	$0.31	0.07	0.07	0.39	(2.17)
Less distributions:
Net investment income	(0.01)	-	-	-	-
Tax return of capital	- *	-	-	-	-
Total distributions	(0.01)	-	-	-	-
Net asset value, end of period	$2.09	$1.79	$1.72	$1.65	$1.26
Market value, end of period	$1.45	$1.24	$1.10	$1.02	$0.55

Total Return (3)
Based on net asset value	17.53%	4.07%	4.24%	30.95%	(63.27)%
Based on market price	17.70%	12.73%	7.84%	85.45%	(81.42)%
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$5,442	$4,661	$4,491	$4,302	$3,297
Ratio of expenses to average net assets	4.57%	2.03%	2.28%	2.61%	3.76%
Ratio of expenses excluding loan interest and
fees to average net assets	4.57%	2.03%	2.25%	2.56%	3.35%
Ratio of net investment income (loss) to average net assets	(1.94)%	0.34%	(0.41)%	0.09%	(1.71)%
Portfolio turnover rate	14.92%	11.41%	4.49%	85.91%	78.13%

The per share amounts were calculated using the average number of shares outstanding during the period.

(2)	The amount of net investment income (loss) was less than $.005 per share.

(3)
Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividend and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan if in effect or, if there is no plan in effect, at the lower of the per share net asset value or the closing market price of the Fund’s shares on the dividend/distribution date. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect brokerage commissions, if any.

*        Less than $0.005 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2012
Financial Statements

To the Board of Directors and Shareholders of Foxby Corp.

We have audited the accompanying statement of assets and liabilities of Foxby Corp. (the “Fund”), including the schedule of portfolio investments as of December 31, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements   and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Foxby Corp. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the five years presented, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 26, 2013

BOARD APPROVAL OF AGREEMENTS	(Unaudited)
Additional Information

The additional information below and on the following pages is supplemental and not part of the unaudited financial statements of the Fund.

Board Of Directors’ Approval Of The Investment Management Agreement

On October 9, 2012, shareholders of Foxby Corp. (the “Fund”) approved a new investment management agreement (the “Agreement”) between the Fund and Midas Management Corporation (the “Investment Manager”).  As discussed above, the previous investment manager of the Fund was CEF Advisers, Inc. (“CEF Advisers”).  The Fund previously operated under an investment management agreement with CEF Advisers that had been approved at an in-person meeting of the Board on March 6, 2012 (the “Prior Management Agreement”). On May 15, 2012, the Prior Management Agreement was deemed to have been assigned following the passing of Bassett S. Winmill, the Fund’s portfolio manager and the owner 100% of the voting stock (“voting stock”) of the parent company of CEF Advisers, Winmill & Co. Incorporated (“Winco”).  In connection with his death, Mr. Winmill’s ownership interest in the voting stock, among other assets, was transferred (the “Transfer”) to the Winmill Family Trust (the “Trust”).  The Winmill Family Trust owns all of the voting stock of Winco.  Pursuant to the trust agreement governing the Trust, Thomas B. Winmill and Mark C. Winmill, Bassett S. Winmill’s sons, were designated individual trustees of the Trust with sole authority to vote the voting stock on behalf of the Trust.

The Transfer was treated as constituting a “change in control” of CEF Advisers under the Act and thus resulted in the assignment and termination of the Prior Management Agreement.  To avoid interruption of management services to the Fund, at an in-person meeting held on May 25, 2012, the Board, including a majority of the Independent Directors, approved an interim investment management agreement with CEF Advisers (the “Interim Management Agreement”).  CEF Advisers managed the Fund pursuant to the Interim Management Agreement which, pursuant to Act rules, allowed CEF Advisers to continue performing investment management services for the Fund for a maximum of 150 days following termination of the Prior Management Agreement.  The Interim Management Agreement was identical to the Prior Management Agreement, except with respect to certain provisions required by law regarding effectiveness, duration, and termination.  The Fund paid the same fees under the Interim Management Agreement as it paid under the Prior Management Agreement. The Act requires that advisory agreements, other than certain interim agreements, be approved by a vote of a majority of the outstanding shares of a fund. At a meeting held on August 2, 2012, the Board of Directors, including all of the Independent Directors (the “Board”), unanimously approved the Agreement and unanimously determined to recommend that shareholders approve the Agreement.

Consideration of the Agreement occurred soon after the Board’s annual consideration of whether to renew the prior management agreement, carried out at its March 6, 2012 meeting pursuant to Section 15(c) of the 1940 Act.  In that process, the Board, following careful review of materials submitted by management of CEF and a report from an independent data service, unanimously determined that the prior management agreement was fair and reasonable and that its renewal would be in the best interests of the Fund.

In evaluating the proposed New Management Agreement, the Board noted that it had generally been satisfied with the nature, extent, and quality of the services provided to the Fund by CEF Advisers.  The Board considered the nature, extent, and quality of the services expected to be provided by Investment Manager in light of the passing of Bassett S. Winmill and the Transfer.  In so doing, the Board considered the Investment Manager’s management capabilities, including information relating to the experience and qualifications of the personnel at Midas Management who would be responsible for providing services to the Fund.  The Board considered that Bassett Winmill had served as the portfolio manager of the Fund and the Chief Investment Strategist on the Investment Policy Committee (the “IPC”) of CEF and the Investment Manager.  The Board noted in this regard that the IPC, which has assumed portfolio management of the Fund, is currently comprised of Thomas Winmill as Chairman, Mark C. Winmill as Chief Investment Strategist, John F. Ramirez as Director of Fixed Income, and Heidi Keating as Vice President-Trading, and is well qualified to manage the Fund’s portfolio and provide day-to-day management of the Fund’s investments.  The Board took into account assurances from the Investment Manager that the members of the IPC had no current plans to change the investment philosophy or investment process applied by CEF in managing the Fund.  The Board also considered whether there were any proposed changes to the management structure, capitalization, staffing, or operations at the Investment Manager.  The Board noted in this regard that Bassett Winmill had not been involved in the day-to-day administrative and financial operations of CEF or the Investment Manager.  The Board took into account assurances from the Investment Manager that the passing of Bassett Winmill and the Transfer were not expected to result in any changes that would materially adversely impact the Investment Manager’s ability to provide the same level and quality of services as was provided in the past by CEF. The Board also considered the financial condition of the Investment Manager and concluded that it appeared to have the financial resources to fulfill its obligations under the Agreement.

BOARD APPROVAL OF AGREEMENTS	(Unaudited)
Additional Information

The Board considered the proposed increase in the management fee and the methodology for calculating the management fee.  With respect to the proposed management fee increase, the Board noted that the current management fee is materially below the average advisory/management fee of the Fund’s peer group of funds and that the proposed management fee was more comparable to the advisory/management fees of the Fund’s peer group of funds.  The Board noted that the report from the independent data service showed that the Fund’s contractual management fee was well below the average asset-weighted contractual management fee of funds classified in the nonleveraged closed-end growth classification, which was 0.969% at asset levels of $25 million.  With respect to a peer group of leveraged closed-end funds, the Board noted that the report from the independent data service showed a median contractual management fee of 1.00% at common assets levels of $25 million.  With respect to the proposal to expand the definition of assets used to calculate the management fee, the Board noted that the Investment Manager’s compensation should accurately reflect the full size and scope of the Fund’s portfolio.  The Board observed that the use of such leverage may enhance the Fund’s returns, but it may also magnify potential losses.

The Board further observed that the Investment Manager would expend additional resources in managing the amounts borrowed and that leverage increased the complexity of the administrative responsibilities of the Investment Manager in connection with securing and monitoring such leverage.  The Board concluded that it was appropriate to compensate the Investment Manager for the effort and resources necessary to manage any leverage amounts.  In addition, in connection with its consideration of the Agreement, the Board reexamined the factors it had taken into account in approving the Prior Management Agreement at its March 6, 2012 meeting including, among others: (1) the nature, extent, and quality of the services provided by CEF; (2) the performance of the Fund compared to its market index and a peer group of investment companies;  (3) the costs of the services provided and profits or losses realized by CEF and its affiliates from their relationship with the Fund;  (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund.  In its deliberations, the Board did not identify any particular information that was determinative or controlling, and each Director may have attributed different weights to the various factors.

In unanimously approving and recommending the Agreement, the Board, including all of the Independent Directors, concluded that the terms of the Agreement are fair and reasonable and that approval of the Agreement is in the best interests of the Fund.  In reaching this determination, the Board considered the following factors, among others: (1) that the Investment Manager would provide the same services under the same standard of care under the Agreement as CEF had provided under the prior management agreement;  (2) the qualification of the Investment Manager, as well as the qualifications of its personnel, and the Investment Manager’s financial condition;  (3) the commitment of the Investment Manager to maintaining the investment philosophy and investment process applied by CEF in managing the Fund and the level and quality of Fund services;  (4) the performance of the Fund relative to comparable mutual funds and unmanaged indices;  (5) that while the performance of the Fund had lagged its peer group, management had discussed with the Board the factors contributing to Fund performance and the Board considered and accepted management’s presentation;  (6) the fees and expense ratio of the Fund relative to comparable funds;  (7) that the management fee increase is fair and reasonable given that the current management fee is materially below the average advisory/management fee of the Fund’s peer group of funds;  (8) that the modification to the management fee calculation methodology was fair and reasonable because it is appropriate to compensate the investment manager for the effort and resources necessary to manage any Fund assets attributable to borrowing;  and (9) that the expense ratio of the Fund, although higher relative to the Fund’s peer group, is competitive with comparable funds in light of the quality of services received and assets managed.

GENERAL INFORMATION	(Unaudited)
Additional Information

Proxy Voting

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-480-6432, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.FoxbyCorp.com.

Quarterly Schedule Of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.FoxbyCorp.com.

Results Of A Special Meeting of Shareholders

A Special Meeting of Shareholders of the Fund was held on September 12, 2012, at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York, 10005, and adjourned to October 9, 2012 for the following purposes:

1. To ratify the appointment of Tait, Weller & Baker LLP as the Fund’s independent registered auditors for the fiscal year ending December 31, 2012; and

Votes For	Votes Against	Abstained
1,377,466	697,100	109,726

2. To consider a non-binding shareholder proposal, if properly presented at the Meeting.

Votes For	Votes Against	Abstained	Broker Non-Vote
1,030,865	973,896	47,841	131,690

3. To approve a new investment management agreement between the Fund and Midas Management Corporation and increase the management fee under the agreement.

Votes For	Votes Against	Abstained	Broker Non-Vote
1,305,076	727,627	91,855	131,690

FUND INFORMATION

Investment Manager
Midas Management Corporation
11 Hanover Square
New York, NY 10005
www.FoxbyCorp.com
1-212-480-6432

Stock Transfer Agent and Registrar
IST Shareholder Services
433 S. Carlton Avenue
Wheaton, IL  60187
www.ilstk.com
1-800-757-5755

FOXBYCORP.COM
Visit us on the web at www.FoxbyCorp.com. The site provides information about the Fund including market performance, net asset value, dividends, press releases, and shareholder reports. For further information, please email us at info@FoxbyCorp.com.

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from net asset value, distribution policy risk, management risk, and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Fund Information - This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, or an exemption therefrom.

Section 23 Notice - Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

DIRECTORS AND OFFICERS	(Unaudited)
Additional Information

The following table sets forth certain information concerning the Directors currently serving on the Board of Directors of the Fund. Unless otherwise noted, the address of record for the Directors and Officers is 11 Hanover Square, New York, New York 10005.

INTERESTED DIRECTOR
Name and Date of Birth	Position(s) Held with the Fund	Director Since	Principal Occupation(s) for the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (1)	Other Directorships Held by Director (2)
THOMAS B. WINMILL, ESQ.(3) June 25, 1959.	Class IV Director	2002
He is President, Chief Executive Officer, and a Trustee or  Director of the Fund, Dividend and Income Fund, and Midas Series Trust. He is President, Chief Executive Officer, and General Counsel of the Investment Manager and Bexil Advisers LLC (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively the “Broker-Dealers”), Bexil Corporation, and Winmill & Co. Incorporated (“Winco”). He is a Director and Vice President of Global Income Fund, Inc. He is a Director of Bexil American Mortgage Inc. He is Vice President of Tuxis Corporation. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), which currently manage the Fund, Dividend and Income Fund, Midas Magic, and Midas Perpetual Portfolio, and he is the portfolio manager of Midas Fund. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. His business address is P.O. Box 4, Walpole, NH 03608.
				6	Eagle Bulk Shipping Inc.
INDEPENDENT DIRECTORS
BRUCE B. HUBER, CLU, ChFC, MSFS February 7, 1930.	Class II Director	2004	Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ.	6	None
JAMES E. HUNT December 14, 1930.	Class I Director	2004	He is a Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants.	6	None
PETER K. WERNER August 16, 1959.	Class IIl Director	2002	Since 1996, he has been teaching, coaching, and directing a number of programs at The Governor's Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	6	None
(1) The Fund Complex is comprised of the Fund, Dividend and Income Fund, Global Income Fund, Inc., and Midas Series Trust which (except Global Income Fund, Inc.) are managed by the Investment Manager and its affiliates. (2) Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding those within the Fund Complex. (3) He is an “interested person” of the Fund as defined in the Act due to his affiliation with the Investment Manager.
Messrs. Huber, Hunt, and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Thomas Winmill serves on the Executive Committee of the Board. Each of the directors serves on the Continuing Directors Committee of the Board.

DIRECTORS AND OFFICERS	(Unaudited)
Additional Information

The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below.

EXECUTIVE OFFICERS
Name and Date of Birth	Position(s) Held with the Fund	Officer Since*	Principal Occupation(s) for the Past Five Years
Jacob Bukhsbaum July 3, 1983	Chief Compliance Officer, AML Officer, and Vice President	2012	Chief Compliance Officer, AML Officer, and Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, and Winco.
Heidi Keating March 28, 1959	Vice President	2002	Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Winco, and Tuxis Corporation. She is a member of the IPCs.
Thomas O’Malley July 22, 1958	CAO, CFO, Treasurer and Vice President	2005
Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Winco, and Tuxis Corporation. He is Vice President of Bexil American Mortgage, Inc. He is a certified public accountant.

John F. Ramirez, Esq. April 29, 1977	General Counsel, Chief Legal Officer, Vice President, and Secretary	2008
General Counsel, Chief Legal Officer, Vice President, and Secretary of the other investment companies in the Fund Complex and Tuxis Corporation. He is Vice President, Associate General Counsel, and Secretary of the Advisers, the Broker-Dealers, Bexil Corporation, and Winco. He is a member of the IPCs. He is Vice President and Secretary of Bexil American Mortgage Inc. He also is a member of the New York State Bar and the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

Mark C. Winmill November 26, 1957	Chief Investment Strategist	2012
Chief Investment Strategist of the other investment companies in the Fund Complex and the Advisers. He is a member of the IPCs. He is President, Chief Executive Officer, and a Director of Global Income Fund, Inc. and Tuxis Corporation. He is Executive Vice President and a Director of Winco, Vice President of Bexil Corporation, and a principal of the Broker-Dealers. He is also a Director of the New York Self Storage Association.

*Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on
December 12, 2012.

FOXBY CORP.

Ticker: **FXBY**

FXBY- AR - 12/12 Printed on recycled paper

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant’s website, www.foxbycorp.com, or a copy of the Code may be obtained free of charge by calling collect 1-212-480-6432

Item 3. Audit Committee Financial Expert.

                     The registrant’s Board of Directors has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2012 - $13,750
2011 - $13,500

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2012 - $1,500
2011 - $1,500

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES

2012 - $2,250
2011 - $1,750

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES

2012 - N/A
2011 - N/A

(e)
(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant and any non-audit services proposed to be provided by such auditors to the registrant’s Investment Manager, if the engagement relates directly to the registrant’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $24,250 and $26,250, respectively.

(h)
The registrant’s audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

                    The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Schedule of Investments.

                    Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

AMENDED PROXY VOTING POLICIES AND PROCEDURES
2012

Foxby Corp.

Foxby Corp. (the “Fund") delegates the responsibility for voting proxies of portfolio companies held in the Fund’s portfolio to Institutional Shareholder Services (“ISS”).  A concise summary of the Proxy Voting Guidelines of ISS (see attached) is incorporated by reference herein as the Fund’s proxy voting policies and procedures, as supplemented by the terms hereof.  The Fund retains the right to override the delegation to ISS on a case-by-case basis, in which case the  ADDENDUM – NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES   supersede the Proxy Voting Guidelines of ISS in their entirety. In all cases, the Fund will seek to vote its proxies in the best interests of the Fund.

With respect to a vote upon which the Fund overrides the delegation to ISS, to the extent that such vote presents a material conflict of interest between the Fund and its Investment Manager or any affiliated person of the Investment Manager, the Fund normally will disclose such conflict to, and obtain consent from, its Independent Directors, or a committee thereof, prior to voting the proxy.

ADDENDUM
NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address.  As such, they cannot be “violated.” In each case the vote generally will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

Board and Governance Issues

Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Approval of IRPAF

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued.  Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

Supermajority Vote Requirements

Supermajority vote requirements in a company  charter or bylaws require a level of voting approval in excess of simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director  liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders, however, often must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board  that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation.  Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock.  However, we will typically not object to dual classes of stock.

Limit Directors Tenure

In general, corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

Executive Compensation

Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership.  However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder  best interests.

Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from  “jumping ship” during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

Mergers and Acquisitions

Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company  assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote.  In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.
We generally will support anti-greenmail provisions.

Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state  anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders.  To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management  position.  We may also elect to abstain or not vote on any given matter.

January 1, 2012

2013 U.S. Proxy Voting Concise Guidelines
December 19, 2012

 Institutional Shareholder Services Inc.

ISS' 2013 U.S. Proxy Voting Concise Guidelines
The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2013 proxy voting guidelines can be found at http://www.issgovernance.com/files/2013ISSUSSummaryGuidelines.pdf

Routine/Miscellaneous
Auditor Ratification
Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.

 Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

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Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1. Board Accountability
2. Board Responsiveness
3. Director Independence
4. Director Competence

1. Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

• A classified board structure;
• A supermajority vote requirement;
• Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
• The inability of shareholders to call special meetings;
• The inability of shareholders to act by written consent;
• A dual-class capital structure; and/or
• A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

• The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
• The issuer’s rationale;
• The issuer’s governance structure and practices; and
• The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7. The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8. The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12. The company maintains significant problematic pay practices;

1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16. The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

• The company's response, including:
o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o Specific actions taken to address the issues that contributed to the low level of support;
o Other recent compensation actions taken by the company;

• Whether the issues raised are recurring or isolated;
• The company's ownership structure; and
• Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

 Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17. Material failures of governance, stewardship, risk oversight3, or fiduciary responsibilities at the company;

1.18. Failure to replace management as appropriate; or

1.19. Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness
Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1. For 2013, the board failed to act4 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2. For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3. For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

2.4. The board failed to act on takeover offers where the majority of shares are tendered;

2.5. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
• The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
• The company's ownership structure and vote results;
• ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
• The previous year's support level on the company's say-on-pay proposal.

3. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4. Independent directors make up less than a majority of the directors.

4. Director Competence

Attendance at Board and Committee Meetings:

4.1. Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o Medical issues/illness;
o Family emergencies; and
o Missing only one meeting (when the total of all meetings is three or fewer).

4.2. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3. Sit on more than six public company boards; or
4.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards6.

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Proxy Access
ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

• Company-specific factors; and
• Proposal-specific factors, including:
o The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o The maximum proportion of directors that shareholders may nominate each year; and
o The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

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Proxy Contests—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

• Long-term financial performance of the target company relative to its industry;
• Management’s track record;
• Background to the proxy contest;
• Qualifications of director nominees (both slates);
• Strategic plan of dissident slate and quality of critique against management;
• Likelihood that the proposed goals and objectives can be achieved (both slates);
• Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

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Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

• No lower than a 20% trigger, flip-in or flip-over;
• A term of no more than three years;
• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

• The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
• The value of the NOLs;
• Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
• The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
• Any other factors that may be applicable.

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Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

• Shareholders' current right to act by written consent;
• The consent threshold;
• The inclusion of exclusionary or prohibitive language;
• Investor ownership structure; and
• Shareholder support of, and management's response to, previous shareholder proposals.

 Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

• An unfettered7 right for shareholders to call special meetings at a 10 percent threshold;
• A majority vote standard in uncontested director elections;
• No non-shareholder-approved pill; and
• An annually elected board.

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CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

• Past Board Performance:
o The company's use of authorized shares during the last three years

           • The Current Request:
o Disclosure in the proxy statement of the specific purposes of the proposed increase;
o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

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Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

• The company discloses a compelling rationale for the dual-class capital structure, such as:
o The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o The new class of shares will be transitory;
• The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
• The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

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Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

• Past Board Performance:
o The company's use of authorized preferred shares during the last three years;
• The Current Request:
o Disclosure in the proxy statement of the specific purposes for the proposed increase;
o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

• Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

• Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

• Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

• Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

 Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

• There is a significant misalignment between CEO pay and company performance (pay for performance);
• The company maintains significant problematic pay practices;
• The board exhibits a significant level of poor communication and responsiveness to shareholders.

 Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

• There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

• The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

• The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

• The situation is egregious.

  Vote AGAINST an equity plan on the ballot if:

• A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o Magnitude of pay misalignment;
o Contribution of non-performance-based equity grants to overall pay; and

o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1. Peer Group8 Alignment:

• The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
• The multiple of the CEO's total pay relative to the peer group median.

2. Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

• The ratio of performance- to time-based equity awards;
• The overall ratio of performance-based compensation;
• The completeness of disclosure and rigor of performance goals;
• The company's peer group benchmarking practices;
• Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
• Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
• Realizable pay compared to grant pay; and
• Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

• Problematic practices related to non-performance-based compensation elements;
• Incentives that may motivate excessive risk-taking; and
• Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

• Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
• Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
• New or extended agreements that provide for:
o CIC payments exceeding 3 times base salary and average/target/most recent bonus;  o CIC severance payments without involuntary job loss or substantial diminution of duties ("single"  or "modified single" triggers);
o CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

• Multi-year guaranteed bonuses;
• A single or common performance metric used for short- and long-term plans;
• Lucrative severance packages;
• High pay opportunities relative to industry peers;
• Disproportionate supplemental pensions; or
• Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

• Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

• Duration of options backdating;
• Size of restatement due to options backdating;
• Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
• Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

 Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

• Failure to respond to majority-supported shareholder proposals on executive pay topics; or
• Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o The company's response, including:
o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o Specific actions taken to address the issues that contributed to the low level of support;
o Other recent compensation actions taken by the company;
o Whether the issues raised are recurring or isolated;
o The company's ownership structure; and
o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):
• Single- or modified-single-trigger cash severance;
• Single-trigger acceleration of unvested equity awards;
• Excessive cash severance (>3x base salary and bonus);
• Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

• Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
• Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
• The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

• The total cost of the company’s equity plans is unreasonable;
• The plan expressly permits repricing;
• A pay-for-performance misalignment is found;
• The company’s three year burn rate exceeds the burn rate cap of its industry group;
• The plan has a liberal change-of-control definition; or
• The plan is a vehicle for problematic pay practices.

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Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

• If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
• If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
• Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
• The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
• If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
• If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

• There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
• The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:
• The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and
• Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
           • The company’s current disclosure of relevant policies and oversight mechanisms;
• Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and
• The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.

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Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.
The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

4 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

• The subject matter of the proposal;
• The level of support and opposition provided to the resolution in past meetings;
• Disclosed outreach efforts by the board to shareholders in the wake of the vote;
• Actions taken by the board in response to its engagement with shareholders;
• The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
• Other factors as appropriate.

5 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

6 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

7 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

8  The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of March 11, 2013, the registrant’s portfolio is managed by the investment adviser’s Investment Policy Committee (“IPC”). The following table provides information relating to each member and their role within the IPC.

Name	Title	Business Experience During Past 5 Years
Thomas B. Winmill	Chairman
He is President, Chief Executive Officer, and a Trustee or Director of the Fund, Dividend and Income Fund, and Midas Series Trust. He is President, Chief Executive Officer, and General Counsel of the Investment Manager and Bexil Advisers LLC (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively the “Broker-Dealers”), Bexil Corporation, and Winmill & Co. Incorporated (“Winco”). He is a Director and Vice President of Global Income Fund, Inc. He is a Director of Bexil American Mortgage Inc. He is Vice President of Tuxis Corporation. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), which currently manage the Fund, Dividend and Income Fund, Midas Magic, and Midas Perpetual Portfolio, and he is the portfolio manager of Midas Fund. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. His business address is P.O. Box 4, Walpole, NH 03608.

Mark C. Winmill	Chief Investment Strategist
Chief Investment Strategist of the other investment companies in the Fund Complex and the Advisers. He is a member of the IPCs. He is President, Chief Executive Officer, and a Director of Global Income Fund, Inc. and Tuxis Corporation. He is Executive Vice President and a Director of Winco, Vice President of Bexil Corporation, and a principal of the Broker-Dealers. He is also a Director of the New York Self Storage Association.

John F. Ramírez	Director of Fixed Income
General Counsel, Chief Legal Officer, Vice President, and Secretary of the other investment companies in the Fund Complex and Tuxis Corporation. He is Vice President, Associate General Counsel, and Secretary of the Advisers, the Broker-Dealers, Bexil Corporation, and Winco. He is a member of the IPCs. He is Vice President and Secretary of Bexil American Mortgage Inc. He also is a member of the New York State Bar and the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

Heidi Keating	Trading	Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Winco, and Tuxis Corporation. She is a member of the IPCs.

Each member of the IPC receives compensation for his or her services. As of December 31, 2012, the IPC member compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual and asset level bonuses, certain prerequisites, and participation in equity based compensation plans. A portion of an IPC member’s compensation may be deferred based on criteria established by the investment manager, or at the election of the IPC member.

Each IPC member’s base salary is determined annually by level of responsibility and tenure at the investment manager or its affiliates. The primary components of each IPC member’s annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the investment manager and its affiliates, and (ii) the financial performance of the investment manager and its affiliates. A subjective component of each IPC member’s annual bonus is based on the IPC member’s overall contribution to management of the investment manager and its affiliates. IPC members may receive an asset level bonus upon assets under management reaching certain levels. Each IPC member also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of the parent of the investment manager and its affiliates.

The IPC member compensation plan may give rise to potential conflicts of interest. Each IPC member’s base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Fund shares. The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios may give rise to potential conflicts of interest by linking compensation to sales. The management of multiple Funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as the IPC member must allocate his or her time and investment ideas across multiple Funds and accounts. Each IPC member may execute transactions for one Fund or account that may adversely impact the value of securities held by another Fund. Securities selected for one Fund or accounts rather than another Fund may outperform the securities selected for the Fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ codes of ethics will adequately address such conflicts. There may exist a conflict with respect to Mr. Ramirez' role on the IPC and his role as Chief Compliance Officer.

The following table provides information relating to other (non-registrant) accounts managed where the IPC member is jointly or primarily responsible for day to day management as of December 31, 2012. No IPC member manages such accounts or assets with performance based advisory fees, or other pooled investment vehicles.

IPC Members		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas B. Winmill	Number:	2	N/A	2
	Assets (millions):	$196	N/A	$0
Mark C. Winmill	Number:	3	N/A	N/A
	Assets (millions):	$181	N/A	N/A
John F. Ramírez	Number:	2	N/A	2
	Assets (millions):	$145	N/A	$0
Heidi Keating	Number:	2	N/A	N/A
	Assets (millions):	$145	N/A	N/A

As of March 11, 2013, the dollar range of shares in the registrant beneficially owned by: Thomas B. Winmill was $50,000 - $100,000; Mark C. Winmill was $0; John F. Ramírez was $0; and Heidi Keating was $0.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

                    There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

March 11, 2013	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President

Foxby Corp.

March 11, 2013	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Foxby Corp.

March 11, 2013	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President

Foxby Corp.

March 11, 2013	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer